Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Subsequent Events
Subsequent Events

Note 22. Subsequent Events

On April 3, 2023, the Company purchased the 15% of Falcon that it did not previously own, resulting in Falcon becoming a wholly-owned subsidiary of the Company. Aggregate consideration paid for the interest totaled $3.2 million and included $2.0 million in cash and 100,000 Common Shares. Due to the Company’s controlling financial interest in Falcon prior to the purchase, the transaction will be accounted for as an equity transaction.

Note 23. Subsequent Events

On February 14, 2023, the Company entered into an Incremental Assumption Agreement and Amendment No. 1 (the “Amendment”) to its Credit Agreement, which establishes a new class of incremental term loan commitments in the form of a senior secured delayed draw term loan credit facility (the “Delayed Draw Term Loan Facility”) in the aggregate principal amount of $50.0 million, proceeds of which may be used to fund capital expenditures related to our extract and ready-to-drink facility in Conway, Arkansas, or for general corporate purposes.

The interest rates under the Delayed Draw Term Loan Facility are the same as the interest rates with respect to the initial term loans under the existing Term Loan Facility, and the commitment fees applying to the unused portion of the Delayed Draw Term Loan Facility are the same as the commitment fees with respect to the Revolving Credit Facility. Any delayed draw term loan funded under the Delayed Draw Term Loan Facility will mature on August 29, 2027. As of the date of this Annual Report on Form 10-K, no borrowings have been made under the Delayed Draw Term Loan Facility.

On February 28, 2023, the Company completed the acquisition of Bixby Roasting Co. (“Bixby”), a specialty-grade roaster that is a leader in the emerging influencer-led brand space. The acquisition allows Westrock to continue to expand its product marketing and development resources as it capitalizes on shifting consumer consumption trends. The acquisiton includes Bixby’s roasting facility in Los Angeles, California. Aggregate consideration paid for Bixby included 39,778 shares of common stock of the Company, par value $0.01 per share, and approximately $2.2 million in cash, subject to customary adjustments.

Due to the timing of the acquisition, the initial accounting for the acquisition is incomplete. As such, we are not able to disclose certain information relating to the acquisition, including the preliminary fair value of assets acquired and liabilities assumed.

On March 21, 2023, the Company entered into a $70 million working capital trade finance facility with multiple financial institutions through its subsidiary, Falcon. The facility replaces Falcon’s existing working capital trade finance facility. The new facility is uncommitted and repayable on demand, with certain of Falcon’s assets pledged as collateral against the facility. The new facility will mature one year from inception. Borrowings under the new facility will bear interest at the borrower’s option at a rate equal to i) Term SOFR plus a margin of 4.00% plus a liquidity premium set by the lender at the time of borrowing or ii) the Base Rate (determined by reference to the greatest of i) the Prime Rate at such time, ii) ½ of 1% in excess of the Federal Funds Effective Rate at such time, and iii) Term SOFR for a one-month tenor in effect at such time plus 1%.